iShares®

iShares Trust

Supplement dated September 9, 2016

to the Summary Prospectus and Prospectus,

each dated March 1, 2016, and

Statement of Additional Information dated March 1, 2016

(as revised September 1, 2016) (“SAI”)

for the iShares GNMA Bond ETF (GNMA) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Fund’s Summary Prospectus, Prospectus and SAI.

Effective September 9, 2016, the number of shares in a Creation Unit and the approximate value of one Creation Unit of the Fund is as follows:

Fund	Creation Unit Size	Approximate Value of a Creation Unit as of September 9, 2016
iShares GNMA Bond ETF	50,000 shares per unit	$2,544,000

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS-A-GNMA-0916

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE